IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Miller Convertible Fund (the “Fund”)

Class A Shares (MCFAX)

Class C Shares (MCFCX)

Class I Shares (MCFIX)

a series of the Miller Investment Trust (the “Trust”)

Supplement dated November 27, 2013 to

the Prospectus and Statement of Additional Information dated March 1, 2013

Please be advised that the following changes have been approved by the Board of Trustees of the Trust on behalf of your Fund.  The changes will become effective on or about January 31, 2014.

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The Fund will change its name from Miller Convertible Fund to Miller Convertible Bond Fund.

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Consistent with its change in name, the Fund will change its investment policy to invest, under normal circumstances, 80% of its assets in convertible bonds of U.S. and foreign companies, and may invest without limitation in foreign companies.  This policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  Convertible bonds will be defined to include synthetic convertible bonds.

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The Standard & Poor's 500® Index and Barclays U.S. Aggregate Bond Index will replace the Merrill Lynch All Convertible and Mandatory Index as the Fund’s primary benchmark as more appropriate broad-based indices against which to compare the Fund’s performance over a full market cycle.

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The information in this Supplement updates and supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund, toll-free at 1-877-441-4434, or visiting the Fund’s website at www.millerconvertiblefund.com.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.